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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                         ------------------------------


                                    FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 1996


                            GALAXY CABLEVISION, L.P.
- -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                    1-9423                   43-1429049
- -------------------------  -------------------------  -------------------------
    (State or Other                (Commission             (I.R.S. Employer
    Jurisdiction of               File Number)          Identification Number)
    Incorporation)


       1220 North Main, Sikeston, Missouri                      63801
- ----------------------------------------------------  -------------------------
    (Address of Principal Executive Offices)                  (Zip Code)


               Registrant's telephone number, including area code:
                                 (573) 472-8200





















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Item  5. Other Events.
- ----------------------

         Galaxy Cablevision, L.P. issued a press release on May 15, 1996 announcing the receipt of a $5.5 million distribution from Charter Wireless Cable Holdings, L.L.C. in respect of its sale of 1,369,809 shares of Common Stock of Heartland Wireless communications, Inc., a $3.00 per Unit distribution to Unitholders, the possible tax consequences to Unitholders resulting from such distribution, the suspension of trading on the American Stock Exchange following such distribution, and the timing of the Partnership's final liquidation and dissolution procedures. A copy of the press release is attached hereto as Exhibit 99(a).














































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                                    SIGNATURE
                                    ---------

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: May 28, 1996           GALAXY CABLEVISION, L.P.

                                  By: GALAXY CABLEVISION MANAGEMENT, L.P.
                                      as Managing General Partner

                                      By: GALAXY CABLEVISION MANAGEMENT, INC.
                                          as General Partner

                                      By: /s/ Tommy L. Gleason, Jr.
                                          -------------------------------------
                                          Tommy L. Gleason, Jr.
                                          President
                                          Galaxy Cablevision Management, Inc.
                                          (Principal Executive Officer)

                                      By: /s/ J. Keith Davidson
                                          -------------------------------------
                                          J. Keith Davidson
                                          Chief Financial Officer
                                          Galaxy Cablevision Management, Inc.
                                          (Principal Financial Officer and
                                          Principal Accounting Officer)